SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 28, 2005
                        (Date of earliest event reported)


                          Nu Horizons Electronics Corp
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


 Delaware                           001-08798                     11-2621097
______________________________________________________________________________
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)                 Identification
incorporation)                                                  Number)


 70 Maxess Road, Melville, New York                                  11747
______________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


                                 (631) 396-5000
______________________________________________________________________________
               (Registrant's telephone number including area code)


                                       N/A
______________________________________________________________________________
          (Former name or former address, if changed since last report)


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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 1, 2004, the Board of Directors of Nu Horizons Electronics Corp. ("Registrant") approved the adoption of the Nu Horizons Executive Retirement Plan (the "Retirement Plan"). Pursuant to the terms of the Retirement Plan, the Registrant will provide an unfunded retirement benefit to certain executive employees of the Registrant and its subsidiaries upon such executive's retirement (as defined in the Retirement Plan). At the time the Board of Directors approved the Retirement Plan, the Board determined that the participation of Mr. Nadata, Chairman of the Board and Chief Executive Officer, and Mr. Schuster, President, each a Founder (as defined in the Retirement Plan), would be contingent upon the execution and delivery by each of them of an amendment to their respective employment agreements, which amendment would provide that a termination of employment other than for death, disability or cause would be a "Retirement" under the Retirement Plan. As a result the "Effective Date" of the Retirement Plan is the date of such execution and delivery. Upon his Retirement, each executive will be entitled to receive an annual benefit in an amount determined by the number of years of service the executive has provided to the Registrant, ranging from a minimum of $310,000 for 20 years of service to a maximum of $392,884 for 25 years of service.

     A copy of the Retirement Plan is filed as Exhibit 10.1 hereto.

     On March 28, 2005, each of Messrs. Nadata, and Schuster entered into an amendment to his existing employment agreement with the Registrant (collectively, the "Amendments"). Pursuant to the Amendments, each of Mr. Nadata and Mr. Schuster are entitled to receive, on the termination of his respective employment agreement:

     o Due to death or Disability (as defined in the applicable employment agreement), salary and benefits for a five (5) year period.
     o For Cause (as defined in the applicable employment agreement), solely base salary through the date of termination.
     o Termination other than for death, disability or cause, shall be deemed to be a "Retirement" under the Retirement Plan.
     o Following a Change in Control (as defined in the applicable employment agreement), a lump sum equal to three times the average total compensation paid to the applicable employee with respect to the five fiscal years of the Registrant prior to the Change of Control, minus $100.

     A copy of each of the Amendments is filed as Exhibit 10.2 and 10.3 hereto.



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ITEM. 9.01.   EXHIBITS

        (c)    Exhibits

        10.1   Nu Horizons Executive Retirement Plan.

        10.2 Amendment to Employment Agreement between NuHorizons Electronics Corp. and Arthur Nadata dated as of March 28, 2005.

        10.3 Amendment to Employment Agreement between NuHorizons Electronics Corp. and Richard Schuster dated as of March 28, 2005.



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


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Nu Horizons Electronics Corp.

                                     By: /s/Paul Durando
                                        --------------------------
                                        Paul Durando
                                        Vice President - Finance

Date:   March 30, 2005





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